                       SEMIANNUAL REPORT / APRIL 30, 2002

                         AIM EUROPEAN DEVELOPMENT FUND

  On July 1, 2002, AIM European Development Fund will be renamed AIM European
                                  Growth Fund.

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

================================================================================

                                  [COVER IMAGE]

                       HOMMAGE A BLERIOT, NO. 2, FRAGMENT

                               BY ROBERT DELAUNAY

   LOUIS BLERIOT, A FRENCH ENGINEER AND INVENTOR, WAS THE FIRST PERSON TO FLY

ACROSS THE ENGLISH CHANNEL FROM FRANCE, TRANSPORTED BY A 28-HORSEPOWER MONOPLANE

 OF HIS OWN DESIGN. NEARLY 100 YEARS LATER, THE SAME SPIRIT OF ENTREPRENEURSHIP

  AND COURAGE THAT LAUNCHED BLERIOT'S FLIGHT STILL ANIMATES EUROPE'S MARKETS.

================================================================================

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM European Development Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.

o The fund's average annual total returns as of the close of the reporting period ended 4/30/02 (including sales charges) are as follows: Class A shares, one year, -10.63%; inception (11/3/97), 12.59%. Class B shares, one year, -10.78%; inception (11/3/97), 12.92%. Class C shares, one year, -7.02%; inception (11/3/97), 13.24 %. In addition, industry regulations require us to provide average annual total returns (including sales charges) as of 3/31/02, the most recent calendar quarter-end, which were: Class A shares, one year, -7.23%; inception (11/3/97), 12.43%. Class B shares, one year, -7.32%; inception (11/3/97), 12.79%. Class C shares, one year, -3.47%;
    inception (11/3/97), 13.10%.

Past performance cannot guarantee comparable future results. DUE TO RECENT MARKET VOLATILITY RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

o The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

o Investing in a single-region mutual fund may involve greater risk and potential reward than investing in a more diversified fund.

o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged MSCI Europe Index is a group of European securities tracked by Morgan Stanley Capital International.

o The unmanaged Lipper European Fund Index represents an average of the performance of the 30 largest European-region mutual funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges or fund expenses.

        AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT
INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER
   GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR
                                     MONEY.

This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                    DEAR FELLOW SHAREHOLDER:

[PHOTO OF           In a letter to shareholders in spring 1995 fund reports,
ROBERT H.           before Alan Greenspan had uttered the words "irrational
GRAHAM]             exuberance," we cautioned our investors: "If you are
                    investing in mutual funds with expectations of double-digit returns every year, you will be disappointed. Maybe not today, but sometime in the future."

                        Depending on which AIM funds you own, there is a good
                    possibility you have experienced a loss during the past couple of years, perhaps including the six months covered by this report. Even investors who have not lost money may have been tempted to take their money out of the markets. We at AIM thank you for staying with us during this period.

                         Our nation and our markets have been badly shaken
                    recently: by terrorism and war, by the first recession in a decade, by a two-year bear market for equities, and by a loss of confidence in corporate governance and financial reporting stemming from the Enron collapse. It is obvious that markets got way ahead of themselves during the 1990s. Recall the euphoria about the Dow Jones Industrials breaking through the 10,000 mark. The Dow closed above that mark for the first time on March 29, 1999. As the period covered by this report closed, it was hovering around that mark.

    However, it would be foolish to replace irrational exuberance with equally irrational pessimism. Many of you who have only recently begun investing, perhaps as the markets were peaking in 1999 and 2000, may wonder whether markets ever produce positive returns. Nevertheless, the overwhelming majority of long-term investors, those who have been invested at least five years, are well ahead of where they started.

LONG-TERM OPTIMISM

One of our senior investment officers recently described what he considers the appropriate approach to the current equity markets: "optimism, tempered with rationality." I couldn't agree more. Looking at the long run, I cannot help being optimistic about the prospects for the U.S. economy. A great deal of the world's intellectual capital resides within our borders, and we enjoy a political and business structure that historically has provided unparalleled incentive for hard work and innovation. It takes effort not to be enthusiastic about the long-term state of the U.S. economy, and therefore of our equity markets.

    Beyond domestic equities, there are other investments with attractive potential. The likelihood of stable interest rates is strong, as the Federal Reserve has signaled its neutral stance in light of tame inflation and measured economic growth. Bonds typically do well in such a climate.

    The current international outlook is also favorable. Recent European economic data point to a pickup in manufacturing and consumer confidence. In Asia, export-led recovery is a dominant theme.

    No one, however, is anticipating a return to the heady days of the '90s, and a dose of realistic expectations would do us all well. Over the very long term--since before the Great Depression--domestic equities have produced average annual total returns of approximately 10%; fixed-income investments typically return less.

    As we warned seven years ago, bull markets do end. So do bear markets. The trouble is, no one can predict exactly when. In this environment, we at AIM can only promise to remain focused on two fundamental aspects of our business. The first is a disciplined investment process, which we know is the root of good performance over time. The other is excellent customer service, which you always deserve but probably need even more when markets are as volatile and generally disappointing as they have been lately.

YOUR FUND MANAGERS COMMENT

In the pages that follow, you will find your fund managers' more detailed discussion of factors that influenced your fund.

    Briefly, European markets posted positive returns for the reporting period, often outdistancing their U.S. counterparts. During the six-month reporting period, AIM European Development Fund returned 8.96% for Class A shares, excluding sales charges. The fund outperformed its benchmark indexes, the MSCI Europe Index and the Lipper European Fund Index, which returned 5.75% and 6.76%, respectively. By contrast, the S&P 500 Index--frequently used as a general measure of U.S. stock market performance--returned 2.31% over the same period.

    You can always find timely information about your fund and the markets in general on our Web site, aimfunds.com. We invite you to visit it often. Our Client Services Department can be reached during regular business hours at 800-959-4246.

    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
June 10, 2002

FUND POSTS ATTRACTIVE RETURNS

HOW DID AIM EUROPEAN DEVELOPMENT FUND PERFORM DURING THE REPORTING PERIOD?

European markets were on fire the last few months of last year but have produced muted returns thus far this year. Given this environment, for the six-month period ended April 30, 2002, AIM European Development Fund returned 8.96% for Class A shares, 8.59% for Class B shares and 8.58% for Class C shares, excluding sales charges. By comparison, the fund outperformed both the MSCI Europe Index and the Lipper European Fund Index which returned 5.75% and 6.76%, respectively, over the same six-month period. Also, U.S. stocks as represented by the S&P 500 Index returned 2.31%.

WHAT WERE MARKET CONDITIONS LIKE IN EUROPE?

Although European markets moved higher late last year, markets produced lackluster returns year-to-date through April. At the start of the year, European markets were hampered by negative corporate news in the U.S. as well as rising unemployment data. (That said, it is the region's giants--Germany, France, and Italy--that have unemployment figures higher than those in the U.S.) In March, economic conditions began to stabilize and many European markets were higher, despite negative announcements from leading companies. Economic data has continued to improve year-to-date, with business confidence in Germany rising and retail sales in the United Kingdom increasing at their fastest rate in more than two years.

    While returns in general have been basically flat thus far this year, there has been a wide divergence in international industry performance. The information technology and telecommunications sectors declined significantly, while strong consumer demand led the consumer staples sector (food, beverage, tobacco, household products) to positive gains.

WHAT OTHER TRENDS EMERGED IN EUROPEAN MARKETS?

Capitalization and investment style were factors during the reporting period. Although European growth stocks found investor favor late last year, that trend reversed in 2002 as European value stocks took center stage. And, small-cap stocks outperformed large-cap securities in Europe.

    With value stocks being favored in the first quarter of 2002, the fund's growth oriented style was somewhat out-of-favor. However, despite this trend the fund was still able to beat its benchmark. One reason is that investors began rewarding companies that had better-than-expected earnings and this fits with the fund's earnings momentum approach.

    Many European sector funds invest mainly in large-cap European securities--a distinct disadvantage during the reporting period. AIM European Development Fund, however, has the flexibility to invest in all capitalization levels. This meant we were

================================================================================

FUND AT A GLANCE

AIM European Development Fund is for shareholders who seek long-term growth of capital. The fund invests in a diversified portfolio of equity securities of companies located in Europe with strong earnings momentum.

                                    [GRAPHIC]

INVESTMENT STYLE: GROWTH (focuses on the growth potential of a company's earnings, the most tangible measure of growth and success)

o The fund may invest in all market-cap sizes--small, medium and large companies

o The fund focuses first on companies, not countries, realizing that earnings growth can occur anywhere

================================================================================

FUND VS. INDEXES

Total Returns 10/31/01-4/30/02, excluding sales charges

================================================================================

                                  [BAR CHART]

Fund Class A Shares                  8.96%

Lipper European Fund Index           6.76%

MSCI Europe Index                    5.75%

The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.

================================================================================

PORTFOLIO COMPOSITION

As of 4/30/02, based on total net assets

===============================================================================================================================
TOP 10 HOLDINGS                                 TOP 10 INDUSTRIES                         TOP 10 COUNTRIES
-------------------------------------------------------------------------------------------------------------------------------
 1. Altana A.G. (Germany)              2.9%     1. Banks                         13.5%    1. United Kingdom               23.4%

 2. Anglo Irish Bank Corp.                      2. Pharmaceuticals                8.0     2. France                       15.1
      PLC (Ireland)                    2.8
                                                3. Construction & Engineering     6.3     3. Germany                       9.5
 3. BNP Paribas S. A. (France)         2.5
                                                4. Integrated Oil & Gas           4.5     4. Spain                         7.5
 4. Grupo Ferrovial, S.A. (Spain)      2.4
                                                5. Health Care Supplies           4.4     5. Ireland                       7.5
 5. Ryanair Holdings PLC-ADR
      (Ireland)                        2.1      6. Automobile Manufacturers       3.0     6. Italy                         6.6

 6. Royal Bank of Scotland Group PLC   1.8      7. Employment Services            2.6     7. Switzerland                   6.4
      (United Kingdom)
                                                8. Airlines                       2.5     8. Sweden                        4.1
 7. Grupo Dragados, S.A. (Spain)       1.8
                                                9. Insurance Brokers              2.3     9. Netherlands                   2.9
 8. Omega Pharma S.A. (Belguim)        1.7
                                               10. Electronic Equipment &                10. Belgium                       1.9
 9. Electronics Boutique PLC           1.6           Instruments                  2.2
      (United Kingdom)

10. Bank of Ireland (Ireland)          1.6

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
===============================================================================================================================

able to fully capitalize on the earnings momentum we found in many European small-cap securities.

WERE THERE ANY SIGNIFICANT MONETARY CHANGES IN THE EURO ZONE?

The European Central Bank (ECB) has not cut rates since late last year when it lowered its key lending rate four times. As of the end of the reporting period, interest rates in the euro zone stood at 3.25%. On the currency front, the euro--the single currency for 12 European countries--traded in a fairly narrow range over the reporting period. In general, the euro continued to show weakness compared to the U.S. dollar but it did start to recover in late April. Also, there was some concern last year about the euro's conversion to a physical currency. On January 1, 2002, however, euro notes and coins became a reality with the conversion going very smoothly.

CAN YOU DISCUSS SOME PARTICULAR HOLDINGS?

We'll mention three stocks--two that performed well for the fund and one that has suffered recently but remains attractive.

    ANGLO IRISH BANK CORP. provides financial services primarily to small and mid-size companies in the United Kingdom and Ireland. The stock has benefited both from the fast-growing Irish economy as well as from a superior business model, which has allowed it to gain market share on a regular basis for several years.

    GRUPO FERROVIAL is a Spanish construction company that has moved up the value chain to operate an increasing percentage of the infrastructure projects in which it is involved. The shares have benefited from the company's rapidly growing and visible earnings stream.

    SANOFI-SYNTHELABO is a French drugmaker which specializes in cardiovascular, central nervous system, oncology and internal medicine formulations. Recently the stock has suffered because of patent challenges for one of its growing drugs, Plavix. Also, some investors have rotated out of the sector looking for exposure in more economically sensitive areas.

WHAT WERE CONDITIONS LIKE AT THE END OF THE REPORTING PERIOD?

The global downturn and indeed the U.S. recession impacted Europe more in 2001 than many analysts had predicted. Still, economic data are looking up for the euro area. The Reuters Eurozone Business Activities index rose to 53.1 in March from 51.5 in February. Anything above 50 shows growth. Also, the manufacturing sector appears to be emerging from its slump.

    Perhaps the most compelling argument for European securities, however, is the region's attractive valuations. With European stocks trading at a discount to their U.S. counterparts, foreign investors could well look to Europe for some attractive opportunities.

Portfolio Management Team

Jason T. Holzer
Clas G. Olsson

          See important fund and index disclosures inside front cover.

BOND FUNDS CAN DIVERSIFY YOUR PORTFOLIO

Soaring equity markets in the 1990s focused media attention on stocks and stock funds.

But don't overlook bond funds. Because bonds often behave differently than stocks, adding bond funds to your portfolio can potentially:

o   Reduce the risk associated with investing only in stock funds

o   Enhance total returns

o   Provide a steady source of income

    Here are a few of bonds' more important characteristics.

HOW BONDS DIFFER FROM STOCKS

Stocks represent ownership in a company; bonds are debt obligations. When you buy a bond, you lend money to a government, agency or company. In return, the borrower agrees to pay you back on a specific date. The borrower also agrees to pay you interest, usually at specific intervals, until the obligation is retired.

    A bond's maturity is determined by the date when the entire loan and the last interest payment are due. If a bond was issued on January 1, 2000, and the entire loan must be paid off by January 1, 2030, the bond has a maturity of 30 years.

SEVERAL FACTORS DETERMINE INTEREST RATES, BOND PRICES

Generally, bonds with longer maturities have higher interest rates. That's because there is usually a greater risk that a borrower will default on a loan over a long period than a short period. Also, it is almost impossible to predict economic conditions many years in the future. Hence, bonds with longer maturities usually must offer higher interest rates to attract buyers.

    But probably the most important factor determining a bond's interest rate is the perceived ability of the borrower to repay. Several credit-rating agencies, including Standard & Poor's (S&P), assess this ability and assign a rating to a bond issue. S&P's highest rating is AAA; its lowest is D. Generally, the lower a bond's rating, the higher its interest rate.

    Prevailing interest rates also are important in determining the rates of newly issued bonds and are a key factor affecting bond prices. For instance, if you own a bond with an interest rate of 7% and the current interest rate for new bonds of similar quality and maturity is 6%, your bond is likely to command a price higher than its face value in the marketplace. Conversely, the market price of your bond will likely drop below face value if interest rates for new bonds of similar quality and maturity rise above 7%.

PRICES VS. YIELDS

Bond prices and yields move in opposite directions. That's because a bond's yield is determined by dividing its interest rate by its current market value. For example, if the market price of a bond with a face value of $1,000 and a 10% interest rate drops to $500, its yield rises to 20%.

    In assessing bond-market trends, analysts tend to quote yields rather than prices. Thus, if analysts report that yields are falling, that means prices are rising; if yields are rising, bond prices are falling. While the financial media tend to focus on the U.S. Treasury market, there are other types of bonds.

                                    [GRAPHIC]

U.S. GOVERNMENT/ AGENCY ISSUES

U.S. Treasury bills, notes and bonds are considered the safest fixed-income investments because they are backed by the full faith and credit of the U.S. government. Treasury bills have maturities of less than one year; Treasury notes from one to 10 years; Treasury bonds have maturities exceeding 10 years. Historically, the 30-year Treasury has been the benchmark for the performance of the bond market in general. Many analysts now prefer to use the 10-year Treasury note.

    Early in 2000, the U.S. Treasury began buying back its longer-maturity bonds, including its 30-year issues. The federal-government surplus was allowing the Treasury to retire some of its debt prematurely. The perception is that the Treasury may eventually retire all of its 30-year bonds and discontinue issuing them.

    In addition to the Treasury, Congress has authorized certain federal-government agencies, such as the Government National Mortgage Association (Ginnie Mae), to issue marketable debt securities. Agency-like corporations operating under government charters, such as the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), also issue bonds.

    Government-Sponsored Enterprises (GSEs) like Fannie Mae and Freddie Mac have been the subject of controversy. Though shareholder-owned, Freddie Mac and Fannie Mae operate under federal charters that help ensure that lenders such as savings and loans have enough money to make new loans and keep mortgage rates affordable. Those federal charters exempt GSEs from state and local corporate income taxes, give them a $2.25 billion line of credit with the Treasury and allow them to borrow at lower interest rates than similarly rated corporations. This "implied government guarantee" has been called into question. This GSE debate will likely not be resolved soon.

                                   [GRAPHIC]

MUNICIPAL BONDS

Municipal bonds (munis) are issued by state and local governments, including cities, school districts and similar entities. Income from these bonds is generally exempt from federal income taxes. Additionally, municipal bonds issued in a state are usually exempt from state income taxes in that state. Munis include revenue bonds, which are supported with income from projects (such as toll roads) and general obligation (GO) bonds, which are funded by tax dollars. Because they are supported by tax dollars, GO bonds tend to be more susceptible to the political climate than revenue bonds. Sometimes, state and local governments find it difficult to raise taxes to support bond issues. This has been less of an issue recently as many state and local governments have had revenue surpluses. Retiring revenue bonds is largely dependent on the project's ability to generate sufficient income.

                                   [GRAPHIC]

CORPORATE BONDS

Corporate bonds are issued by companies raising money for working capital or for capital expenditures such as plant construction or equipment purchases. U.S. government bonds are generally exempt from state income taxes, and municipal bonds are usually exempt from federal income taxes. Corporate bonds are fully taxable. Corporate bonds, whether investment- or non-investment-grade, generally have higher yields than Treasury issues of the same maturity. The difference between these yields is often referred to as the spread. When yield differentials are significant, spreads are said to be wide; when they are close together, spreads are narrow.

                                   [GRAPHIC]

HIGH-YIELD BONDS

High yield or junk bonds are below investment-grade--that is, they have been assigned a rating of BB or lower from a credit-rating agency such as Standard & Poor's based on an evaluation of the issuer's ability to pay off its indebtedness. High-yield bonds are considered riskier than investment-grade bonds, so they generally have higher interest rates. Junk bonds may include municipal and corporate debt securities and the government bonds of certain nations.

    Unlike other types of bonds, high-yield securities tend to benefit from a robust, rapidly growing economy. When the issuers of high-yield bonds experience greater revenue intake, they are better able to meet their debt obligations. Conversely, high-yield bonds tend to underperform during periods of economic uncertainty when investors tend to prefer higher-quality bonds, particularly Treasuries.

                                   [GRAPHIC]

FOREIGN BONDS

Foreign bonds include debt securities issued by non-U.S. governments, corporations, cities and other entities in both developed and developing nations. They can be denominated in U.S. dollars or foreign currencies. They are fully taxable in the United States, and the strength of the dollar relative to other currencies will affect returns for U.S. investors. It is important to note that investing in developing nations involves greater risk than investing in developed markets.

BOND MUTUAL FUNDS ALSO VARIED

Just as there are different types of bonds, there are different types of bond mutual funds. Some invest in only one type of bond, such as U.S. Treasury securities. Others invest in a variety of issues, such as foreign-government bonds and domestic corporate bonds. Some invest in a combination of stocks and bonds. There are bond funds for both conservative and more aggressive investors.

    When investing in bond funds, remember that an investment's return is linked to its risk. For bond funds, risk is directly related to a fund's maturity and credit structure. The higher the return, the higher the risk. Conversely, relatively safe investments offer relatively lower returns.

    A fund's prospectus and statement of additional information discuss in more detail the types of bonds contained in its portfolio and risk factors associated with these securities.

    Your financial advisor is the best person to contact if you have any questions about investing in bonds or a bond fund.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

APRIL 30, 2002
(UNAUDITED)

                                                              MARKET
                                                SHARES        VALUE
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-91.14%

BELGIUM-1.94%

Omega Pharma S.A. (Health Care Supplies)         118,500   $  5,312,645
-----------------------------------------------------------------------
UCB S.A. (Pharmaceuticals)(a)                     19,092        696,097
=======================================================================
                                                              6,008,742
=======================================================================

DENMARK-1.76%

Coloplast A.S.-Class B (Health Care Supplies)     59,500      4,252,214
-----------------------------------------------------------------------
Novo Nordisk A.S.-Class B (Pharmaceuticals)       40,569      1,189,202
=======================================================================
                                                              5,441,416
=======================================================================

FINLAND-1.19%

Instrumentarium Corp. (Health Care Equipment)     84,600      2,193,441
-----------------------------------------------------------------------
TietoEnator Oyj (IT Consulting & Services)        59,000      1,476,590
=======================================================================
                                                              3,670,031
=======================================================================

FRANCE-15.05%

Accor S.A. (Hotels)(a)                            36,700      1,482,137
-----------------------------------------------------------------------
Altran Technologies S.A. (IT Consulting &
  Services)                                       71,510      3,733,859
-----------------------------------------------------------------------
Autoroutes du Sud de la France (Highway &
  Railtracks)(a)                                  53,900      1,334,396
-----------------------------------------------------------------------
Aventis S.A. (Pharmaceuticals)                    53,800      3,818,978
-----------------------------------------------------------------------
BNP Paribas S.A. (Banks)                         148,200      7,738,189
-----------------------------------------------------------------------
Credit Agricole S.A. (Banks)                     154,300      3,258,795
-----------------------------------------------------------------------
Neopost S.A. (Office Electronics)(a)              27,850      1,053,273
-----------------------------------------------------------------------
PSA Peugeot Citroen (Automobile
  Manufacturers)                                  75,100      3,732,004
-----------------------------------------------------------------------
Publicis Groupe S.A. (Advertising)                86,200      2,630,693
-----------------------------------------------------------------------
Sanofi-Synthelabo S.A. (Pharmaceuticals)          72,650      4,646,895
-----------------------------------------------------------------------
Silicon-On-Insulator Technologies (SOITEC)
  (Electronic Equipment & Instruments)(a)        209,800      2,833,087
-----------------------------------------------------------------------
SR Teleperformance (Advertising)                  61,280      1,539,168
-----------------------------------------------------------------------
Thomson Multimedia (Consumer Electronics)(a)      58,500      1,598,371
-----------------------------------------------------------------------
TotalFinaElf S.A. (Integrated Oil & Gas)          27,937      4,230,278
-----------------------------------------------------------------------
Vinci S.A. (Construction & Engineering)           45,700      2,921,041
=======================================================================
                                                             46,551,164
=======================================================================

GERMANY-9.52%

Altana A.G. (Pharmaceuticals)                    158,450      8,858,230
-----------------------------------------------------------------------
AMB Generali Holding A.G. (Multi-Line
  Insurance)                                      15,900      1,774,933
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
GERMANY-(CONTINUED)

Bayerische Motoren Werke A.G. (Automobile
  Manufacturers)                                  83,437   $  3,327,557
-----------------------------------------------------------------------
Continental A.G. (Tires & Rubber)                 91,200      1,531,217
-----------------------------------------------------------------------
Muenchener Rueckversicherungs-Gesellschaft
  A.G. (Reinsurance)                              13,900      3,441,206
-----------------------------------------------------------------------
Porsche A.G.-Pfd. (Automobile Manufacturers)       4,900      2,179,145
-----------------------------------------------------------------------
Puma A.G. Rudolf Dassler Sport (Footwear)         84,000      4,839,744
-----------------------------------------------------------------------
Suess MicroTec A.G. (Semiconductor
  Equipment)(a)                                   90,150      2,597,041
-----------------------------------------------------------------------
Wella A.G.-Pfd. (Personal Products)               14,900        885,306
=======================================================================
                                                             29,434,379
=======================================================================

HUNGARY-0.23%

Gedeon Richter Rt.-GDR (Pharmaceuticals)          11,200        715,120
=======================================================================

IRELAND-7.46%

Anglo Irish Bank Corp. PLC (Banks)             1,597,850      8,602,017
-----------------------------------------------------------------------
Bank of Ireland (Banks)                          424,300      4,927,491
-----------------------------------------------------------------------
Grafton Group PLC-Units (Trading Companies &
  Distributors)(b)                               395,000      1,500,627
-----------------------------------------------------------------------
Jurys Doyle Hotel Group PLC (Hotels)             158,000      1,571,746
-----------------------------------------------------------------------
Ryanair Holdings PLC-ADR (Airlines)(a)           209,200      6,485,200
=======================================================================
                                                             23,087,081
=======================================================================

ISRAEL-0.25%

Orbotech, Ltd. (Electronic Equipment &
  Instruments)(a)                                 30,100        781,396
=======================================================================

ITALY-6.61%

Autostrade-Concessioni e Costruzioni
  Autostrade S.p.A. (Highways & Railtracks)      488,100      3,963,496
-----------------------------------------------------------------------
Banca Popolare di Verona-Banco S. Geminiano e
  S. Prspero (Banks)                             190,000      2,358,745
-----------------------------------------------------------------------
ENI S.p.A. (Integrated Oil & Gas)                296,214      4,546,666
-----------------------------------------------------------------------
Luxottica Group S.p.A.-ADR (Health Care
  Supplies)                                       12,200        245,220
-----------------------------------------------------------------------
Merloni Elettrodomestici S.p.A. (Household
  Appliances)(a)                                 376,000      3,384,940
-----------------------------------------------------------------------
Recordati S.p.A. (Pharmaceuticals)               119,600      2,605,612
-----------------------------------------------------------------------
Tod's S.p.A. (Apparel & Accessories)(a)           18,200        901,150
-----------------------------------------------------------------------
UniCredito Italiano S.p.A. (Banks)(a)            524,400      2,431,269
=======================================================================
                                                             20,437,098
=======================================================================

                                                              MARKET
                                                SHARES        VALUE

NETHERLANDS-2.91%

ASM International N.V. (Semiconductor
  Equipment)(a)                                  116,000   $  2,730,818
-----------------------------------------------------------------------
Gucci Group N.V. (Apparel & Accessories)           7,900        764,537
-----------------------------------------------------------------------
Koninklijke (Royal) Philips Electronics N.V.
  (Consumer Electronics)                          57,800      1,783,221
-----------------------------------------------------------------------
TPG N.V. (Air Freight & Couriers)                 89,600      1,939,931
-----------------------------------------------------------------------
Van der Moolen Holding N.V. (Diversified
  Financial Services)                             79,200      1,788,912
=======================================================================
                                                              9,007,419
=======================================================================

NORWAY-1.52%

Ekornes A.S.A. (Home Furnishings)                123,000      1,476,099
-----------------------------------------------------------------------
Tandberg A.S.A. (Electronic Equipment &
  Instruments)                                   266,300      3,211,636
=======================================================================
                                                              4,687,735
=======================================================================

PORTUGAL-0.65%

Portugal Telecom, SGPS, S.A. (Integrated
  Telecommunication Services)                    277,300      2,022,079
=======================================================================

RUSSIA-0.56%

Vimpel-Communications-ADR (Wireless
  Telecommunication Services)(a)                  73,200      1,734,840
=======================================================================

SPAIN-7.52%

Banco Popular Espanol S.A. (Banks)               109,200      4,473,965
-----------------------------------------------------------------------
Grupo Dragados, S.A. (Construction &
  Engineering)                                   331,600      5,418,191
-----------------------------------------------------------------------
Grupo Ferrovial, S.A. (Construction &
  Engineering)                                   299,600      7,255,331
-----------------------------------------------------------------------
Industria de Diseno Textil, S.A. (Apparel
  Retail)(a)                                     142,100      2,928,215
-----------------------------------------------------------------------
NH Hoteles, S.A. (Hotels)                        243,700      3,181,168
=======================================================================
                                                             23,256,870
=======================================================================

SWEDEN-4.14%

Biacore International A.B. (Health Care
  Equipment)(a)                                   22,320        565,857
-----------------------------------------------------------------------
Elekta A.B.-Class B (Health Care
  Equipment)(a)                                  159,300      1,397,968
-----------------------------------------------------------------------
Nobel Biocare (Health Care Supplies)              33,800      2,000,527
-----------------------------------------------------------------------
Perbio Science A.B. (Pharmaceuticals)(a)          81,000      1,378,223
-----------------------------------------------------------------------
Securitas A.B.-Class B (Diversified
  Commercial Services)                           153,400      2,856,917
-----------------------------------------------------------------------
Swedish Match A.B. (Tobacco)                     581,800      4,595,129
=======================================================================
                                                             12,794,621
=======================================================================

SWITZERLAND-6.39%

Adecco S.A. (Employment Services)                 48,800      3,092,427
-----------------------------------------------------------------------
Logitech International S.A. (Computer Storage
  & Peripherals)(a)                              104,300      4,861,960
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
SWITZERLAND-(CONTINUED)

Micronas Semiconductor Holding A.G.
  (Semiconductors)(a)                             92,400   $  2,656,321
-----------------------------------------------------------------------
Nestle S.A. (Packaged Foods & Meats)              11,000      2,604,637
-----------------------------------------------------------------------
STMicroelectronics N.V. (Semiconductors)          67,800      2,105,775
-----------------------------------------------------------------------
Synthes-Stratec, Inc. (Health Care Equipment)      3,630      2,253,181
-----------------------------------------------------------------------
UBS A.G. (Banks)                                  45,500      2,196,940
=======================================================================
                                                             19,771,241
=======================================================================

UNITED KINGDOM-23.44%

Arcadia Group PLC (Apparel Retail)(a)            163,200        946,764
-----------------------------------------------------------------------
Balfour Beatty PLC (Construction &
  Engineering)                                   450,400      1,844,774
-----------------------------------------------------------------------
BP PLC (Integrated Oil & Gas)                    328,200      2,800,940
-----------------------------------------------------------------------
Bunzl PLC (Paper Products)                       208,800      1,637,386
-----------------------------------------------------------------------
Capita Group PLC (Employment Services)           586,400      3,262,957
-----------------------------------------------------------------------
Cattles PLC (Consumer Finance)                   297,600      1,448,831
-----------------------------------------------------------------------
easyJet PLC (Airlines)(a)                        196,242      1,373,003
-----------------------------------------------------------------------
Electronics Boutique PLC (Computer &
  Electronics Retail)                          2,471,400      5,043,238
-----------------------------------------------------------------------
Enterprise Inns PLC (Restaurants)                191,750      2,344,961
-----------------------------------------------------------------------
Galen Holdings PLC (Pharmaceuticals)             106,600        839,053
-----------------------------------------------------------------------
Jardine Lloyd Thompson Group PLC (Insurance
  Brokers)                                       396,400      3,865,433
-----------------------------------------------------------------------
Jarvis PLC (Construction & Engineering)          280,000      2,114,103
-----------------------------------------------------------------------
Luminar PLC (Restaurants)                        250,800      3,110,967
-----------------------------------------------------------------------
Man Group PLC (Diversified Financial
  Services)                                      311,200      4,345,537
-----------------------------------------------------------------------
Marks & Spencer Group PLC (Department Stores)    129,200        747,638
-----------------------------------------------------------------------
MFI Furniture Group PLC (Home Furnishings)(a)    708,100      1,512,065
-----------------------------------------------------------------------
Morrison (William) Supermarkets PLC (Food
  Retail)                                        733,400      2,357,153
-----------------------------------------------------------------------
Nestor Healthcare Group PLC (Employment
  Services)                                      190,800      1,654,755
-----------------------------------------------------------------------
New Look Group PLC (Apparel Retail)              446,000      1,621,974
-----------------------------------------------------------------------
Next PLC (Department Stores)                     274,100      4,157,091
-----------------------------------------------------------------------
Reckitt Benckiser PLC (Household Products)       243,600      4,314,117
-----------------------------------------------------------------------
Rentokil Initial PLC (Diversified Commercial
  Services)                                    1,005,400      3,964,099
-----------------------------------------------------------------------
Royal Bank of Scotland Group PLC (Banks)         197,300      5,659,663
-----------------------------------------------------------------------
Shell Transport & Trading Co. PLC (Integrated
  Oil & Gas)                                     319,700      2,276,384
-----------------------------------------------------------------------
Smith & Nephew PLC (Health Care Supplies)        296,100      1,685,380
-----------------------------------------------------------------------
Stanley Leisure PLC (Casinos & Gaming)           497,700      2,725,869
-----------------------------------------------------------------------
Travis Perkins PLC (Home Improvement Retail)      98,000      1,561,294
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
UNITED KINGDOM-(CONTINUED)

Willis Group Holdings Ltd. (Insurance
  Brokers)(a)                                    111,700   $  3,267,225
=======================================================================
                                                             72,482,654
=======================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $236,163,526)                         281,883,886
=======================================================================

                                                              MARKET
                                                SHARES        VALUE

MONEY MARKET FUNDS-3.24%

STIC Liquid Assets Portfolio(c)                5,007,772   $  5,007,772
-----------------------------------------------------------------------
STIC Prime Portfolio(c)                        5,007,772      5,007,772
=======================================================================
    Total Money Market Funds (Cost
      $10,015,544)                                           10,015,544
=======================================================================
TOTAL INVESTMENTS-94.38% (Cost $246,179,070)                291,899,430
=======================================================================
OTHER ASSETS LESS LIABILITIES-5.62%                          17,392,793
=======================================================================
NET ASSETS-100.00%                                         $309,292,223
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt
GDR  - Global Depositary Receipt
Pfd. - Preferred

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Consists of more than one class of securities traded together as a unit.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------
APRIL 30, 2002
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $246,179,070)*                               $291,899,430
-----------------------------------------------------------
Foreign currencies, at value (cost
  $3,644,478)                                     3,641,273
-----------------------------------------------------------
Receivables for:
  Investments sold                                2,953,689
-----------------------------------------------------------
  Capital stock sold                             14,678,941
-----------------------------------------------------------
  Dividends and interest                            558,961
-----------------------------------------------------------
Investment for deferred compensation plan            25,414
-----------------------------------------------------------
Collateral for securities loaned                 33,265,399
-----------------------------------------------------------
Other assets                                         25,204
===========================================================
     Total assets                               347,048,311
___________________________________________________________
===========================================================


LIABILITIES:

Payables for:
  Investments purchased                           3,229,985
-----------------------------------------------------------
  Capital stock reacquired                          741,217
-----------------------------------------------------------
  Deferred compensation plan                         25,414
-----------------------------------------------------------
  Collateral upon return of securities loaned    33,265,399
-----------------------------------------------------------
Accrued distribution fees                           232,077
-----------------------------------------------------------
Accrued directors' fees                               2,357
-----------------------------------------------------------
Accrued transfer agent fees                         145,125
-----------------------------------------------------------
Accrued operating expenses                          114,514
===========================================================
     Total liabilities                           37,756,088
===========================================================
Net assets applicable to shares outstanding    $309,292,223
___________________________________________________________
===========================================================


NET ASSETS:

Class A                                        $169,739,136
___________________________________________________________
===========================================================
Class B                                        $106,666,994
___________________________________________________________
===========================================================
Class C                                        $ 32,886,093
___________________________________________________________
===========================================================


CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                    240,000,000
-----------------------------------------------------------
  Outstanding                                     9,433,212
___________________________________________________________
===========================================================
Class B:
  Authorized                                    240,000,000
-----------------------------------------------------------
  Outstanding                                     6,112,659
___________________________________________________________
===========================================================
Class C:
  Authorized                                    240,000,000
-----------------------------------------------------------
  Outstanding                                     1,883,034
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      17.99
-----------------------------------------------------------
  Offering price per share:
     (Net asset value of $17.99 divided by
       94.50%)                                 $      19.04
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
     share                                     $      17.45
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
     share                                     $      17.46
___________________________________________________________
===========================================================


* At April 30, 2002, securities with an aggregate market value of $31,797,153 were on loan to brokers.

STATEMENT OF OPERATIONS
---------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 2002
(UNAUDITED)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $172,503)                                    $  1,099,017
-----------------------------------------------------------
Dividends from affiliated money market funds        114,307
-----------------------------------------------------------
Interest                                              4,532
-----------------------------------------------------------
Security lending income                              72,687
===========================================================
    Total investment income                       1,290,543
===========================================================

EXPENSES:

Advisory fees                                     1,395,100
-----------------------------------------------------------
Administrative services fees                         39,288
-----------------------------------------------------------
Custodian fees                                      170,731
-----------------------------------------------------------
Distribution fees -- Class A                        274,809
-----------------------------------------------------------
Distribution fees -- Class B                        523,302
-----------------------------------------------------------
Distribution fees -- Class C                        160,478
-----------------------------------------------------------
Transfer agent fees -- Class A                      308,872
-----------------------------------------------------------
Transfer agent fees -- Class B                      208,224
-----------------------------------------------------------
Transfer agent fees -- Class C                       63,855
-----------------------------------------------------------
Directors' fees                                       6,176
-----------------------------------------------------------
Other                                               116,258
===========================================================
    Total expenses                                3,267,093
===========================================================
Less: Fees waived                                    (1,260)
-----------------------------------------------------------
    Expenses paid indirectly                         (1,703)
===========================================================
    Net expenses                                  3,264,130
===========================================================
Net investment income (loss)                     (1,973,587)
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                         (15,551,458)
-----------------------------------------------------------
  Foreign currencies                                123,990
===========================================================
                                                (15,427,468)
===========================================================
Change in net unrealized appreciation of:
  Investment securities                          43,507,146
-----------------------------------------------------------
  Foreign currencies                                 14,957
===========================================================
                                                 43,522,103
===========================================================
Net gain from investment securities and
  foreign currencies:                            28,094,635
===========================================================
Net increase in net assets resulting from
  operations                                   $ 26,121,048
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED APRIL 30, 2002 AND THE YEAR ENDED OCTOBER 31, 2001 (UNAUDITED)

                                                                  2002            2001
                                                              ------------    -------------
OPERATIONS:

  Net investment income (loss)                                $ (1,973,587)   $  (2,433,704)
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                         (15,427,468)     (67,894,228)
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                43,522,103      (72,085,730)
===========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 26,121,048     (142,413,662)
===========================================================================================
Share transactions-net:
  Class A                                                       (2,627,912)     (41,056,861)
-------------------------------------------------------------------------------------------
  Class B                                                       (7,328,825)     (12,747,860)
-------------------------------------------------------------------------------------------
  Class C                                                       (2,450,737)      (5,586,293)
===========================================================================================
    Net increase (decrease) in net assets                       13,713,574     (201,804,676)
===========================================================================================

NET ASSETS:

  Beginning of period                                          295,578,649      497,383,325
===========================================================================================
  End of period                                               $309,292,223    $ 295,578,649
___________________________________________________________________________________________
===========================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $350,518,723    $ 362,926,197
-------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                    (1,999,579)         (25,992)
-------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                          (84,953,585)     (69,526,117)
-------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                          45,726,664        2,204,561
===========================================================================================
                                                              $309,292,223    $ 295,578,649
___________________________________________________________________________________________
===========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

APRIL 30, 2002
(UNAUDITED)


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM European Development Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund's capital loss carryforward of $67,736,406 at October 31, 2001, is broken down by expiration date as follows:

      CAPITAL LOSS
      CARRYFORWARD     EXPIRATION
      ------------     ----------
      $ 1,620,590   October 31, 2007
      ------------------------------
       66,115,816   October 31, 2009
      ==============================
      $67,736,406
      ______________________________
      ==============================


E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation.

     Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the first $500 million of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets in excess of $500 million. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the six months ended April 30, 2002, AIM waived fees of $1,260.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2002, AIM was paid $39,288 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2002, AFS was paid $343,996 for such services.

  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended April 30, 2002, the Class A, Class B and Class C shares paid AIM Distributors $274,809, $523,302, and $160,478, respectively, as compensation under the Plans.

  AIM Distributors retained commissions of $23,322 from sales of the Class A shares of the Fund during the six months ended April 30, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 2002, AIM Distributors retained $2,620, $0, and $3,671 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.

  During the six months ended April 30, 2002, the Fund paid legal fees of $3,374 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3--INDIRECT EXPENSES

For the six months ended April 30, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $1,672 and reductions in custodian fees of $31 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $1,703.

NOTE 4--DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. Directors have the option to defer compensation payable by the Company. The Directors deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

  Effective May 21, 2002, the Fund may borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At April 30, 2002, securities with an aggregate value of $31,797,153 were on loan to brokers. The loans were secured by cash collateral of $33,265,399 received by the Fund and invested in STIC Liquid Assets Portfolio, an affiliated money market fund. For the six months ended April 30, 2002, the Fund received fees of $72,687 for securities lending.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 2002 was $135,279,883 and $153,611,007, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                         $50,983,296
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (6,120,041)
===========================================================
Net unrealized appreciation of investment
  securities                                    $44,863,255
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $247,036,175.


NOTE 8--CAPITAL STOCK

Changes in capital stock outstanding during the six months ended April 30, 2002 and the year ended October 31, 2001 were as follows:

                                                                    SIX MONTHS ENDED                   YEAR ENDED
                                                                     APRIL 30, 2002                OCTOBER, 31, 2001
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
                                                              -----------    -------------    -----------    -------------
Sold:
  Class A                                                      15,961,152    $ 273,204,233     27,843,689    $ 529,552,845
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                         326,065        5,443,329      1,368,578       27,057,594
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         925,034       15,375,871      2,006,444       38,243,286
==========================================================================================================================
Reacquired:
  Class A                                                     (16,070,952)    (275,832,145)   (29,896,871)    (570,609,706)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                        (766,841)     (12,772,154)    (2,153,110)     (39,805,454)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (1,068,798)     (17,826,608)    (2,321,360)     (43,829,579)
==========================================================================================================================
                                                                 (694,340)   $ (12,407,474)    (3,152,630)   $ (59,391,014)
__________________________________________________________________________________________________________________________
==========================================================================================================================

NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                       CLASS A
                                                         --------------------------------------------------------------------
                                                                                                            NOVEMBER 3, 1997
                                                         SIX MONTHS                                         (DATE OPERATIONS
                                                           ENDED              YEAR ENDED OCTOBER 31,          COMMENCED) TO
                                                         APRIL 30,        -------------------------------       OCTOBER 31,
                                                          2002(a)         2001(a)     2000(a)      1999           1998(a)
                                                         ----------       --------    --------    -------    ----------------
Net asset value, beginning of period                      $  16.52        $  23.59    $  16.42    $ 12.96        $ 10.00
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                               (0.09)          (0.06)      (0.21)     (0.11)         (0.08)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                               1.56           (7.01)       7.38       3.58           3.04
=============================================================================================================================
    Total from investment operations                          1.47           (7.07)       7.17       3.47           2.96
=============================================================================================================================
Less dividends from net investment income                       --              --          --      (0.01)            --
=============================================================================================================================
Net asset value, end of period                            $  17.99        $  16.52    $  23.59    $ 16.42        $ 12.96
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(b)                                               8.90%         (29.97)%     43.67%     26.81%         29.60%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                  $169,739        $157,651    $273,605    $99,148        $76,686
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets                       1.92%(c)        1.83%       1.69%      1.88%          1.98%(d)(e)
=============================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                     (1.04)%(c)      (0.32)%     (0.82)%    (0.69)%        (0.58)%(e)
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate                                         48%             99%        112%       122%            93%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $158,334,974.
(d) After fee waivers. The ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.15%.
(e)  Annualized.


                                                                                       CLASS B
                                                         --------------------------------------------------------------------
                                                                                                            NOVEMBER 3, 1997
                                                         SIX MONTHS                                         (DATE OPERATIONS
                                                           ENDED              YEAR ENDED OCTOBER 31,          COMMENCED) TO
                                                         APRIL 30,        -------------------------------       OCTOBER 31,
                                                          2002(a)         2001(a)     2000(a)      1999           1998(a)
                                                         ----------       --------    --------    -------    ----------------
Net asset value, beginning of period                      $  16.07        $  23.11    $  16.20    $ 12.87        $ 10.00
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                               (0.14)          (0.19)      (0.38)     (0.22)         (0.18)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                               1.52           (6.85)       7.29       3.55           3.05
=============================================================================================================================
    Total from investment operations                          1.38           (7.04)       6.91       3.33           2.87
=============================================================================================================================
Net asset value, end of period                            $  17.45        $  16.07    $  23.11    $ 16.20        $ 12.87
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(b)                                               8.59%         (30.46)%     42.65%     25.87%         28.70%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                  $106,667        $105,324    $169,614    $67,074        $50,121
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets                       2.57%(c)        2.50%       2.39%      2.63%          2.72%(d)(e)
=============================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                     (1.69)%(c)      (0.98)%     (1.52)%    (1.44)%        (1.32)%(e)
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate                                         48%             99%        112%       122%            93%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $105,527,805.
(d) After fee waivers. The ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.89%.
(e)  Annualized.


                                                                                        CLASS C
                                                           ------------------------------------------------------------------
                                                                                                            NOVEMBER 3, 1997
                                                           SIX MONTHS                                       (DATE OPERATIONS
                                                            ENDED              YEAR ENDED OCTOBER 31,         COMMENCED) TO
                                                           APRIL 30,        -----------------------------       OCTOBER 31,
                                                            2002(a)         2001(a)    2000(a)     1999           1998(a)
                                                           ----------       -------    -------    -------    ----------------
Net asset value, beginning of period                        $ 16.09         $23.13     $16.21     $ 12.88         $10.00
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                (0.14)         (0.19)     (0.38)      (0.23)         (0.18)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                1.51          (6.85)      7.30        3.56           3.06
=============================================================================================================================
    Total from investment operations                           1.37          (7.04)      6.92        3.33           2.88
=============================================================================================================================
Net asset value, end of period                              $ 17.46         $16.09     $23.13     $ 16.21         $12.88
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(b)                                                8.51%        (30.44)%    42.69%      25.85%         28.80%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $32,886         $32,604    $54,164    $11,938         $9,639
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets                        2.57%(c)       2.50%      2.39%       2.63%          2.72%(d)(e)
=============================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                      (1.69)%(c)     (0.98)%    (1.52)%     (1.44)%        (1.32)%(e)
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate                                          48%            99%       112%        122%            93%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $32,361,545.
(d) After fee waivers. The ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.89%.
(e)  Annualized.


NOTE 10--SUBSEQUENT EVENT


The Board of Directors unanimously approved, on May 15, 2002, an Agreement and Plan of Reorganization ("Plan") pursuant to which AIM Euroland Growth Fund ("Euroland Growth Fund"), a series of AIM Growth Series, would transfer substantially all of its assets to the Fund. As a result of the transaction, shareholders of Euroland Growth Fund would receive shares of European Development Fund in exchange for their shares of Euroland Growth Fund, and Euroland Growth Fund would cease operations. The Board of Directors also approved the Euroland Growth Fund to bear its own costs and expenses with respect to the Plan.

   The Plan requires approval of Euroland Growth Fund shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in September 2002. If the Plan is approved by shareholders of Euroland Growth Fund and certain conditions required by the Plan are satisfied, the transaction is expected to become effective shortly thereafter.

BOARD OF TRUSTEES                      OFFICERS                                             OFFICE OF THE FUND
Robert H. Graham                       Robert H. Graham                                     11 Greenway Plaza
                                       Chairman and President                               Suite 100
Frank S. Bayley                                                                             Houston, TX 77046
                                       Carol F. Relihan
Bruce L. Crockett                      Senior Vice President and Secretary                  INVESTMENT ADVISOR

Albert R. Dowden                       Gary T. Crum                                         A I M Advisors, Inc.
                                       Senior Vice President                                11 Greenway Plaza
Edward K. Dunn Jr.                                                                          Suite 100
                                       Dana R. Sutton                                       Houston, TX 77046
Jack M. Fields                         Vice President and Treasurer
                                                                                            TRANSFER AGENT
Carl Frischling                        Robert G. Alley
                                       Vice President                                       A I M Fund Services, Inc.
Prema Mathai-Davis                                                                          P.O. Box 4739
                                       Stuart W. Coco                                       Houston, TX 77210-4739
Lewis F. Pennock                       Vice President
                                                                                            CUSTODIAN
Ruth H. Quigley                        Melville B. Cox
                                       Vice President                                       State Street Bank and Trust Company
Louis S. Sklar                                                                              225 Franklin Street
                                       Edgar M. Larsen                                      Boston, MA 02110
                                       Vice President
                                                                                            COUNSEL TO THE FUND

                                                                                            Ballard Spahr
                                                                                            Andrews & Ingersoll, LLP
                                                                                            1735 Market Street
                                                                                            Philadelphia, PA 19103

                                                                                            COUNSEL TO THE TRUSTEES

                                                                                            Kramer, Levin, Naftalis & Frankel LLP
                                                                                            919 Third Avenue
                                                                                            New York, NY 10022

                                                                                            DISTRIBUTOR

                                                                                            A I M Distributors, Inc.
                                                                                            11 Greenway Plaza
                                                                                            Suite 100
                                                                                            Houston, TX 77046

THE AIM FUNDS RISK SPECTRUM

On the back cover of this fund report, you'll find the funds in the AIM family divided into the following categories: sector, international/global, domestic, taxable and tax-free. You'll also notice that the funds in each category are listed from more aggressive to more conservative.

    Within each category of this risk spectrum, we assessed each fund on the basis of three factors: its holdings, volatility patterns and diversification. From that assessment, we assigned a degree of risk to each fund and ordered them accordingly.

    Mutual funds typically invest in stocks, bonds or money market instruments, each with varying levels of potential risk and reward. Generally, the riskier the investment, the greater the potential reward.

RISK SPECTRUM

Stock funds usually offer the most upside potential, but they also carry the greatest risk. Funds that invest in large, well-established companies generally have lower risk/reward potential than funds that invest in small, fast-growing companies.

Funds that invest in a broad range of industries are considered more diversified and less risky--and potentially less rewarding--than funds that invest in a single sector, such as technology.

Funds that invest in international markets tend to have higher risk/reward potential than those that invest solely in domestic securities.

Bond funds are generally considered safer and therefore potentially less rewarding than stock funds. Funds that invest in U.S. Treasury securities typically have lower risk/reward potential than funds that invest in higher-yielding junk bonds.

Money market funds, while considered extremely safe, typically produce lower returns than stock and bond funds. Moreover, it is possible that a money market fund's returns will not keep pace with inflation.

                           CONSERVATIVE TO AGGRESSIVE

                                     Sector
                                     Equity

                                 International/
                                 Global Equity

                                Domestic Equity

                   Taxable                           Tax-Free
                Fixed-Income                       Fixed-Income


The amount of investment risk you undertake depends on several factors: your financial objectives, your risk tolerance and your time horizon. Are you saving for your later years or are you investing to buy a large item, like a car or a house, soon? Are you a young adult early in your work life, or are you approaching retirement?

    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you may need to be more conservative to meet your goal.

    Because these factors change over time, it's a good idea to reassess your portfolio periodically to make sure it still meets your needs. Your financial advisor can help you figure out if your portfolio is right where it should be or if it could use some fine-tuning.

    In assessing your investments, remember to keep diversification in mind. Such a strategy, where you spread your investments over several types of mutual funds, may help mitigate volatility and/or risk in your portfolio because not all investments behave the same way at the same time.

    AIM has a large selection of mutual funds to choose from. See your financial advisor for insight into which ones would best fit in your portfolio.

                             EQUITY FUNDS

     DOMESTIC EQUITY FUNDS               INTERNATIONAL/GLOBAL EQUITY FUNDS            A I M Management Group Inc. has provided
                                                                                      leadership in the mutual fund industry
        MORE AGGRESSIVE                           MORE AGGRESSIVE                     since 1976 and manages approximately $158
                                                                                      billion in assets for more than 9 million
AIM Small Cap Opportunities(1)            AIM Developing Markets                      shareholders, including individual
AIM Mid Cap Opportunities(1)              AIM European Small Company                  investors, corporate clients and financial
AIM Large Cap Opportunities(1)            AIM Asian Growth                            institutions.*
AIM Emerging Growth                       AIM International Emerging Growth
AIM Small Cap Growth(2)                   AIM Global Aggressive Growth                    The AIM Family of Funds--Registered
AIM Aggressive Growth                     AIM European Development                    Trademark-- is distributed nationwide.
AIM Mid Cap Growth                        AIM Euroland Growth                         AIM is a subsidiary of AMVESCAP PLC, one
AIM Dent Demographic Trends               AIM International Equity                    of the world's largest independent
AIM Constellation                         AIM Global Growth                           financial services companies with $400
AIM Large Cap Growth                      AIM Worldwide Spectrum                      billion in assets under management.*
AIM Weingarten                            AIM Global Trends
AIM Small Cap Equity                      AIM International Value(4)
AIM Capital Development
AIM Mid Cap Equity                                    MORE CONSERVATIVE
AIM Select Equity(3)
AIM Value II                                         SECTOR EQUITY FUNDS
AIM Value
AIM Blue Chip                                          MORE AGGRESSIVE
AIM Mid Cap Basic Value
AIM Large Cap Core Equity                 AIM New Technology
AIM Charter                               AIM Global Telecommunications and Technology
AIM Basic Value                           AIM Global Energy(5)
AIM Large Cap Basic Value                 AIM Global Infrastructure
AIM Balanced                              AIM Global Financial Services
AIM Basic Balanced                        AIM Global Health Care
                                          AIM Global Utilities
       MORE CONSERVATIVE                  AIM Real Estate(6)

                                                     MORE CONSERVATIVE

                         FIXED-INCOME FUNDS

  TAXABLE FIXED-INCOME FUNDS             TAX-FREE FIXED-INCOME FUNDS

       MORE AGGRESSIVE                        MORE AGGRESSIVE

AIM High Yield II                         AIM High Income Municipal
AIM High Yield                            AIM Municipal Bond
AIM Strategic Income                      AIM Tax-Free Intermediate
AIM Income                                AIM Tax-Exempt Cash
AIM Global Income
AIM Total Return Bond                       MORE CONSERVATIVE
AIM Intermediate Government
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

       MORE AGGRESSIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change.
(1)Closed to new investors. (2)On March 18, 2002, AIM Small Cap Growth Fund was closed to most investors. For more information on who may continue to invest in the fund, please contact your financial advisor. (3)On July 13, 2001, AIM
Select Growth Fund was renamed AIM Select Equity Fund. (4)On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund.
(5)On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (6)On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. For more complete information about any AIM fund, including the risks, sales charges and expenses, obtain the appropriate prospectus(es) from your financial advisor. Please read the prospectus(es) carefully before you invest or send money. If used as sales material after July 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

*As of 3/31/02

                                                        [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                       EDF-SAR-1

A I M DISTRIBUTORS, INC.